Exhibit 10.20
STOCK PURCHASE AGREEMENT
     This STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of September 26, 2007, by and among FX Real Estate and Entertainment Inc., a Delaware corporation (the “Company”), CKX, Inc., a Delaware corporation (“CKX”) and Flag Luxury Properties, LLC, a Delaware limited liability company (“Flag”, and together with CKX the “Purchasers”).
RECITALS
     WHEREAS, CKX wishes to purchase from the Company and the Company wishes to issue and sell to CKX shares of common stock, par value $0.01 per share, of the Company representing 0.742% of the outstanding shares of common stock of the Company after giving effect to the transactions contemplated by this Agreement (the “CKX Shares”) for an aggregate purchase price of $1,500,000, under the terms and subject to the conditions set forth in this Agreement;
     WHEREAS, Flag wishes to purchase from the Company and the Company wishes to issue and sell to Flag shares of common stock, par value $0.01 per share, of the Company representing 0.248% of the outstanding shares of common stock of the Company after giving effect to the transactions contemplated by this Agreement (the “Flag Shares” and together with the CKX Shares, the “Shares”) for an aggregate purchase price of $500,000, under the terms and subject to the conditions set forth in this Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Sale and Delivery of Shares
     (a) Sale and Purchase of the CKX Shares. Upon the terms and subject to the conditions set forth in this Agreement on the date hereof, the Company shall issue and sell to CKX the CKX Shares, and CKX shall purchase from the Company the CKX Shares (the “CKX Purchase”) for an aggregate purchase price of $1,500,000 in cash by wire transfer to an account designated in writing by the Company (the “CKX Purchase Price”). The Company shall deliver to CKX a certificate representing the CKX Shares, registered in the name of CKX, against payment to the Company of the CKX Purchase Price. The CKX Purchase shall be consummated immediately upon the execution and delivery of this Agreement by each of the parties hereto and shall be conditioned upon the consummation of the Flag Purchase (as defined below) in accordance with Section 1(b) below.
     (b) Sale and Purchase of the Flag Shares. Upon the terms and subject to the conditions set forth in this Agreement on the date hereof, the Company shall issue and sell to Flag the Flag Shares, and Flag shall purchase from the Company the Flag Shares (the “Flag Purchase”) for an aggregate purchase price of $500,000 in cash by wire transfer to an account designated in writing by the Company (the “Flag Purchase Price”). The Company shall deliver to Flag a certificate representing the Flag Shares, registered in the name of Flag, against payment to the Company of the Flag Purchase Price. The Flag Purchase shall be consummated immediately upon the execution and delivery of this Agreement by each of the parties hereto and shall be conditioned upon the consummation of the CKX Purchase in accordance with Section 1(a) above.
     (c) Required Consent. The Company shall deliver to each of CKX and Flag the written consent of Column Financial, Inc. to the transactions contemplated by this Agreement required pursuant to the terms of the Promissory Note dated June 1, 2007 of FX Luxury Realty, LLC (the “Column Consent”).
2. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers (provided that the Company makes the representations and warranties in Section 2(b) and Section(d)(iii) below to CKX solely with respect to the CKX Shares and to Flag solely with respect to the Flag Shares):
     (a) Power and Authorization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company has all requisite capacity, power and authority to execute, deliver and perform this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by the Company.
     (b) Valid Issuance of Shares. Upon issuance of the Shares in accordance with the terms of this Agreement, the Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all security interests, claims, liens, pledges, options, encumbrances, charges, agreements and other arrangements or restrictions whatsoever (“Encumbrances”), other than restrictions on transfer imposed by applicable U.S. federal, state or foreign securities laws.
     (c) Binding Obligation. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies.
     (d) No Breach. The execution and delivery by the Company of this Agreement, the offering and sale of the Shares hereunder, and the compliance with the terms hereof by the Company, do not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Encumbrance upon the Shares pursuant to, (iv) give any third party the right to modify, terminate, or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption, or other action by or notice to any court or administrative or governmental body pursuant to, (A) the Company’s Certificate of Incorporation or bylaws, (B) any law, statute, rule, or regulation to which the Company is subject, or (C) any agreement, instrument, order, judgment, or decree to which the Company or any subsidiary of the Company is subject or by which any of their respective assets are bound, except for the Column Consent and with respect to clause (B) as is not reasonably likely to have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby.

     (e) Capitalization. After giving effect to the transactions contemplated by this Agreement, the CKX Shares shall represent 25.5% of the outstanding shares of common stock of the Company and the Flag Shares shall represent 49.75% of the outstanding shares of common stock of the Company.
3. Representations and Warranties of Purchasers. Each of the Purchasers hereby represents and warrants, severally and not jointly, to the Company that: (i) by reason of such Purchaser’s business and financial experience, such Purchaser is capable of evaluating the merits and risks of the purchase of the Shares that it is purchasing hereunder and making an informed investment decision with respect thereto; (ii) such Purchaser is able to bear the economic and financial risk of the purchase of such Shares for an indefinite period of time, and is aware that it may lose the entire amount of its investment; (iii) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering and sale of such Shares and believes that it has had full access to such other information concerning the Company as it has requested; (iv) it has, independently and without reliance upon the Company and based on such documents and information as it has deemed appropriate, made its own investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company; (v) such Purchaser is acquiring such Shares for its own account, not as a nominee or agent, and such Purchaser is not acquiring the Shares that it is purchasing hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended (other than, with respect to CKX, a distribution of such Shares to the stockholders of CKX in connection with the stockholder distribution contemplated by the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on August 24, 2007, and other than, with respect to Flag, the distribution to the members of Flag contemplated by the Membership Interest Purchase Agreement of FX Luxury Realty, LLC, dated June 1, 2007, between FX Luxury Realty, LLC, CKX and Flag, as amended on June 18, 2007, and the pledge of shares of the Company by Flag pursuant to the Line of Credit and Security Agreement, dated as of the date hereof, between the Company, CKX and Flag); (vi) the execution, delivery, and performance of this Agreement have been duly authorized by such Purchaser and do not require such Purchaser to obtain any consent or approval that has not been obtained and do not contravene or result in a default under such Purchaser’s certificate of incorporation or bylaws or other organizational documents or, except as is not reasonably likely to have a material adverse effect on the ability of such Purchaser to consummate the transactions contemplated hereby, any provision of any law or regulation applicable to such Purchaser or, any agreement or instrument to which such Purchaser is a party or by which such Purchaser is bound; and (vii) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies.
4. Use of Proceeds. The Company agrees that the entire amount of the CKX Purchase Price and the Flag Purchase Price will be utilized solely for the purpose of working capital for the Company and its consolidated subsidiaries; provided, however, that, except for the Company’s obligations as guarantor under the Margin Loan, without the prior written consent of each of CKX and Flag, no portion of the CKX Purchase Price or the Flag Purchase Price will at any time be utilized, and the Company shall not permit any such amounts at any time to be utilized, for repaying the principal amount of any indebtedness of the Company or any of its consolidated Subsidiaries.
5. General Provisions.
     (a) Notices. Any notice, request, instruction, or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (i) when received if given in person, (ii) on the date of transmission if sent by telex, telecopy, or other wire transmission (with answer back confirmation of such transmission), (iii) upon delivery, if delivered by a nationally known commercial courier service providing next day delivery service (such as Federal Express), or (iv) upon delivery, or refusal of delivery, if deposited in the U.S. mail, certified or registered mail, return receipt requested, postage prepaid:
     If to the Company, to it at:
FX Real Estate and Entertainment Inc.
650 Madison Avenue
15th Floor
New York
New York 10022
Attention: Mitchell J. Nelson
Facsimile: 1 212 750 3034
     If to CKX, to it at:
CKX, Inc.
650 Madison Avenue
16th Floor
New York
New York 10022
Attention: Howard J. Tytel
Facsimile: 1 212 753 3188
     If to Flag, to it at:
Flag Luxury Properties, LLC
650 Madison Avenue
15th Floor
New York
New York 10022
Attention: Mitchell J. Nelson
Facsimile: 1 212 750 3034
     (b) Complete Agreement. This Agreement and the documents expressly referred to herein embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

     (c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     (d) Counterparts. This Agreement may be executed simultaneously in three or more counterparts (including by means of facsimile machine or e-mail), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.
     (e) Successors and Assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of each of the other parties hereto. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by any of the parties hereto and their respective successors and permitted assigns.
     (f) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.
     (g) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     (h) Third-Party Beneficiary. The provisions hereof are solely for the benefit of the parties hereto and will not give rise to any rights in any other third party.
     (i) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorneys’ fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party in its sole discretion may apply to any court of competent jurisdiction (without proof of damages or posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.
     (j) Amendment and Waiver. The provisions of this Agreement may be amended only with the prior written consent of the parties hereto. No waiver by any party hereto of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party against whom such waiver is sought to be enforced nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k) Further Assurance. Subject to the terms and conditions of this Agreement, after the date hereof, each of the Company and the Purchasers will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to give full effect to transactions contemplated by this Agreement.
     (l) Delivery by Facsimile; E-mail. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or e-mail, shall be treated in all manner and respects as an original signed version thereof delivered in person. At the request of any party hereto each other party hereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or e-mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail as a defense to the formation or enforceability of a contact and each such party forever waives any such defense.
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     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first written above.

FX REAL ESTATE AND ENTERTAINMENT INC.

By: /s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Vice President

CKX, INC.

By: /s/ Thomas P. Benson
Name: Thomas P. Benson
Title: Chief Financial Officer

FLAG LUXURY PROPERTIES, LLC

By: /s/ Paul C. Kanavos
Name: Paul C. Kanovos
Title: President
[Signature Page to Stock Agreement]